Exhibit 10.47

COLLATERAL PLEDGE AGREEMENT

THIS COLLATERAL PLEDGE AGREEMENT (as amended, modified, supplemented, substituted, extended or renewed from time to time, this "Agreement") is dated as of April 10, 2019, by SPAR GROUP, INC., a Delaware corporation, SPAR ACQUISITION, INC., a Nevada corporation, and SPAR MARKETING FORCE, INC., a Nevada corporation (collectively, "Obligors", and each individually, an "Obligor"), in favor of NORTH MILL CAPITAL LLC, a Delaware limited liability company ("Secured Party").

Pursuant to a certain Loan and Security Agreement dated as of even date hereof (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement"), Secured Party is extending credit accommodations to each of SPAR MARKETING FORCE, INC., a Nevada corporation, and SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia (collectively, "Borrowers").

Each Obligor is the record and beneficial owner of the outstanding shares of capital stock of the companies listed in Exhibit A attached hereto and made a part hereof as set forth on such Exhibit A (such companies, collectively called "Issuers", and each individually, an "Issuer").

As a condition to extending and thereafter continuing to extend credit to Borrowers, Secured Party has required the execution and delivery by each Obligor of a Corporate Guaranty dated as of even date hereof, guaranteeing the payment and performance of all present and future obligations of Borrowers to Secured Party, including, without limitation, those arising under or pursuant to the Loan Agreement (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Guaranty"). As a further condition to same, Secured Party has required the execution and delivery of this Agreement by each Obligor.

All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Loan Agreement.

ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Agreement and herein, the parties hereby agree as follows:

1.     Security Interest and Collateral. To secure the payment and performance of each and every debt, liability and obligation of every type and description which any Borrower or any Obligor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), each Obligor hereby grants Secured Party a security interest (herein called the "Security Interest") in all shares of the capital stock of Issuers described in Exhibit A attached hereto and made a part hereof next to such Obligor's name, whether now owned or hereafter acquired by such Obligor (the "Shares"), together with all additions, exchanges, replacements therefor, dividends and distributions thereon, all rights in connection with such property and all proceeds thereof (collectively, the "Collateral"). However, Collateral does not include any equity in, financial asset respecting, or asset of any of the following direct or indirect subsidiaries of SPAR Group, Inc. ("SGRP"): (i) Resource Plus of North Florida, Inc., Mobex of North Florida, Inc., and Leasex, LLC., and their respective subsidiaries; (ii) NMS Retail Services ULC, which is an inactive Nova Scotia ULC; (iii) SPAR Group International, Inc.; (iv) SPAR FM Japan, Inc.; (v) SPAR International, Ltd.; (vi) each other direct or indirect subsidiary of SGRP formed outside of the United States or Canada; and (vii) any other entity in which any such subsidiary is a partner, joint venture or other equity investor.

2.     Representations, Warranties and Covenants. Each Obligor represents, warrants and covenants that:

(a)     The Shares represent one hundred percent (100%) of the capital stock of each Issuer and are fully paid and non-assessable.

(b)     Each Obligor shall deliver certificate(s) representing the Shares it owns to Secured Party and shall duly endorse, in blank, each and every instrument constituting such Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party. For clarity, the Shares pledged to PNC Bank, National Association (which are being released from such pledge on the date hereof with the initial Advance under the Loan Agreement) will be delivered directly by PNC Bank, National Association to Secured Party.

(c)     Each Obligor is the owner of its Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

(d)     Each Obligor will keep the Collateral it owns free and clear of all liens, encumbrances and security interests, except for the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

(e)     Each Obligor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral it owns.

(f)     At any time, upon request by Secured Party, each Obligor will deliver to Secured Party all notices, financial statements, reports or other communications received by such Obligor as an owner or holder of the Collateral it owns. For clarity, intercompany advances between the Loan Parties are book entries and not so evidenced.

(g)     Each Obligor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral it owns such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3.     Rights of Secured Party. Each Obligor agrees that Secured Party may, at any time after the occurrence and during the continuance of an Event of Default and without notice or demand of any kind, (a) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon; (b) in such Obligor's name or Secured Party's name, enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (c) receive all proceeds of the Collateral; and (d) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Obligors. For clarity, so long as no Event of Default has occurred and is continuing, the applicable Obligor shall have the right, from time to time, to vote and give consents with respect to the Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Secured Party in respect of the Collateral or which would authorize, effect or consent to (unless and to the extent not prohibited by this Agreement or by the Loan Agreement or any other Loan Document): (i) the dissolution or liquidation, in whole or in part, of an Issuer; (ii) the consolidation or merger of an Issuer with any other entity; (iii) the sale, disposition or encumbrance of all or substantially all of the assets of an Issuer, except for liens in favor of Secured Party and the Permitted Liens; (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of an Issuer or the issuance of any additional shares of its capital stock; or (v) the alteration of the voting rights with respect to the capital stock of an Issuer.

4.     Event of Default. The occurrence of an Event of Default (as defined in the Loan Agreement) shall constitute an event of default under this Agreement.

5.     Remedies upon Event of Default. Upon the occurrence of an Event of Default and at any time thereafter during its continuance, Secured Party may exercise any one or more of the following rights or remedies: (a) exercise all voting and other rights as a holder of the Collateral; (b) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the State of New Jersey, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Obligors of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action; (c) exercise or enforce any or all other rights or remedies available to Secured Party in the Loan Agreement or any other Loan Document or by law or agreement against the Collateral, against any Obligor or against any other person or property. For clarity, none of the Collateral is registered under any federal or state securities law, and any sale or disposition of any Collateral must be made in accordance with all applicable law.

EACH OBLIGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH OBLIGOR WITH RESPECT TO THE COLLATERAL WITH THE RIGHT, ONLY UPON AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TO TAKE ANY OF THE FOLLOWING ACTIONS: (I) TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE COLLATERAL, (II) VOTE THE SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO SUCH OBLIGOR FOR SAME, (IV) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE SHARES, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS), AND (V) TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH SECURED PARTY MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE SHARES OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

6.     Loan Agreement Controls. This Agreement has been executed and delivered pursuant to and shall be governed by and construed in accordance with the provisions of the Loan Agreement, the provisions of the Loan Agreement are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between this Agreement and the Loan Agreement, the applicable provision of the Loan Agreement shall control, govern and be given effect. For clarity, Obligors are Guarantors and Loan Parties, and Secured Party is Lender, under the Loan Agreement.

7.     Miscellaneous. Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in an authorization signed by Secured Party, and, in the case of amendment or modification, in an authorization signed by each Obligor. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Obligors shall be deemed sufficiently given if delivered to each Obligor in accordance with Section 12 of the Loan Agreement at the address set forth in the signature pages hereto or at the most recent address or facsimile number or email shown on Secured Party's records. All requests under Section 9-210 of the Uniform Commercial Code (a) shall be made in a writing signed by a person duly authorized by each Obligor, (b) shall be delivered in accordance with Section 12 of the Loan Agreement, (c) shall be deemed to be sent when received by Secured Party and (d) shall otherwise comply with the requirements of Section 9-210. Each Obligor requests that Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases Secured Party from any liability for so responding. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights any Obligor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Each Obligor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses, including those of in-house counsel) incurred by Secured Party for in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall become effective upon execution and delivery by each Obligor and acceptance by Secured Party, and shall be binding upon and inure to the benefit of each Obligor and Secured Party and their respective heirs, representatives, successor and assigns, as applicable, and shall take effect when signed by each Obligor and delivered to Secured Party. Each Obligor waives notices of Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Obligor, the term "Obligor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in Section 1 shall be included as part Collateral, whether it is owned jointly by both or all Obligors or is owned in whole or in part by one (or more) of them. This Agreement shall be governed by the internal laws (other than conflict laws) of the State of New Jersey and, unless the context otherwise requires, all terms used herein which are defined in Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in the State of New Jersey, from time to time, shall have the meanings therein stated. The parties hereto hereby (a) consent to the personal jurisdiction of the state and federal courts located in the State of New Jersey in connection with any controversy related to this Agreement, (b) waive any argument that venue in any such forum is not convenient, (c) agree that any litigation initiated by Secured Party or any Obligor in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in Mercer County, New Jersey and (d) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

[signature page follows]

IN WITNESS WHEREOF, each Obligor and Secured Party has executed this Agreement as of the date first above written.

SPAR GROUP, INC.

By:
Name: James R. Segreto
Title: Chief Financial Officer, Secretary and Treasurer

Address for notices:
333 Westchester Avenue South Building, Suite 204 White Plains, New York 10604 ATTN: James R. Segreto, CFO Telephone: 1-914-332-4100 Telecopy: 1-914-332-0741

SPAR ACQUISITION, INC.

By:
Name: James R. Segreto Title: Chief Financial Officer, Secretary and Treasurer

Address for notices:
333 Westchester Avenue South Building, Suite 204 White Plains, New York 10604 ATTN: James R. Segreto, CFO Telephone: 1-914-332-4100 Telecopy: 1-914-332-0741

SPAR MARKETING FORCE, INC.

By:
Name: James R. Segreto
Title: Chief Financial Officer, Secretary and Treasurer

Address for notices:
333 Westchester Avenue South Building, Suite 204 White Plains, New York 10604 ATTN: James R. Segreto, CFO Telephone: 1-914-332-4100 Telecopy: 1-914-332-0741

Accepted and Agreed to:

NORTH MILL CAPITAL LLC, as Secured Party

By:

Name:   Beatriz Hernandez

Title:     Executive Vice President

EXHIBIT A

Description of Collateral:

Name of Obligor	Name of Issuer	Class of Shares	Number of Shares	Percentage of Outstanding Shares Pledged	Certificate Number(s)
SPAR Group, Inc.	SPAR Acquisition, Inc.	Common	1,000	100%	16
SPAR Group, Inc.	SPAR Canada, Inc.	Common	100	100%	1
SPAR Acquisition, Inc.	SPAR Marketing Force, Inc.	Common	72	100%	4
SPAR Acquisition, Inc.	SPAR Trademarks, Inc.	Common	72	100%	3
SPAR Marketing Force, Inc.	SPAR Assembly & Installation, Inc.	Common	100	100%	1